ANNUAL REPORT

TAX-FREE FUNDS

FEBRUARY 28, 2001

T. ROWE PRICE

================================================================================
REPORT HIGHLIGHTS
-----------------
TAX-FREE FUNDS
--------------
o    Aided   by   a   slowing   economy,   benign   inflation,   and   favorable
     supply-and-demand factors, tax-exempt bonds posted excellent returns during the past 12 months.

o All five funds surpassed the average returns for competitor funds during the 6- and 12-month periods ended February 28, 2001 (except for the money market PLUS shares, which carry higher expenses for additional services).

o The funds' strong results versus the competition were largely due to duration and maturity strategy and limited exposure to lower-quality bonds, which lagged high-quality municipals.

o The yields offered by tax-exempt securities remain extremely attractive compared with Treasury yields, and we are constructive in our outlook.

================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================

FELLOW SHAREHOLDERS
-------------------
     Municipal bonds turned in solid performances for the 6- and 12-month periods ended February 28, 2001, largely due to favorable supply-and-demand factors and a slowing economy that surfaced toward the end of last year. The Federal Reserve's efforts to keep the economy from slipping into a recession contributed to the bond market rally. As a result, your funds provided excellent absolute and relative returns versus their peers.

MARKET ENVIRONMENT
------------------

     The economy turned 180 degrees over the past 12 months. At the beginning of 2000, the economy was racing along at a 6% annual growth rate. In an effort to keep the booming economy and stock market from igniting inflation, the Federal Open Market Committee raised the federal funds rate a total of six times between June 1999 and May 2000 to 6.5%. The fixed-income markets were encouraged by the Fed's efforts to slow the pace of the economy with a tight monetary policy and by the Treasury's program to use some of the budget surplus to reduce U.S. government debt. These actions drove prices of intermediate and longer-term bonds higher and yields lower in anticipation of a soft economic landing. As a result, the Treasury yield curve remained inverted through much of last year as short-term interest rates were higher than longer-term rates.

     During the past six months, rapidly rising energy costs and a sell-off in stocks resulted in a rather abrupt slowdown in consumer demand and business investment. In the fourth quarter of 2000, the economy slowed to around 1% annual growth rate as the manufacturing sector cut production to reduce inventory growth. As the pace of hiring slowed and the unemployment rate began to rise, consumer confidence fell sharply. The Fed became concerned enough about the abruptly weakening economy that it reversed course early this year and lowered the federal funds rate a full percentage point. Both the municipal and Treasury yield curves steepened as short-term rates moved lower in concert with Fed actions. The chart on page one shows the trend of municipal rates during the 12 months ended February 28, 2001.

     Municipal bonds posted their best return last year since 1995--11.7% as measured by the Lehman Brothers Municipal Bond Index. A weaker economy and modest inflation provided a favorable backdrop for fixed-income investments. The municipal market experienced strong demand from investors seeking a haven from the volatile stock market. At the same time, municipal bond supply fell 12.5% in 2000 from the previous year, also helping to push prices higher.

     Through much of the year, investors retreated from the riskier sectors of the bond market, causing yield premiums (the difference between low- and high-quality bond yields) to widen. As a result, the performance of lower-rated bonds lagged the broader market. However, since January investor interest in liquid high-yield bonds has grown because of their attractive yields.

TAX-EXEMPT MONEY FUND AND PLUS SHARES
-------------------------------------

     Performance for the Tax-Exempt Money Fund exceeded the peer group averages for both the 6- and 12-month periods ended February 28. The fund returned 1.79% and 3.67%, respectively, versus 1.70% and 3.51% for the Lipper average. The Tax-Exempt Money Fund PLUS Class shares lagged slightly behind Lipper, due to the fund's higher expenses in exchange for the additional services offered.

================================================================================

PROSPECTUS UPDATE
-----------------
SUPPLEMENT TO PROSPECTUS DATED JULY 1, 2000

Effective March 1, 2001, the Portfolio Management paragraph on page 22 of the funds' prospectus was replaced with the following:

     Money Fund Joseph K. Lynagh, Chairman, M. Helena Condez, T. Dylan Jones, Marcy M. Lash, Mary J. Miller, William T. Reynolds, and Edward A. Wiese. Mr. Lynagh has been chairman of the fund's committee since 2000. He joined T. Rowe Price in 1991 and has worked within the Municipal Department since 1994.

================================================================================

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 2/28/01                 6 Months            12 Months
        ---------------------                 --------            ---------
        Tax-Exempt Money Fund                   1.79%               3.67%
        Tax-Exempt Money Fund
        PLUS Class                              1.68                3.44
        Lipper Tax-Exempt Money
        Market Funds Average                    1.70                3.51


     Diminishing economic strength and the shift by the Federal Reserve toward lower short-term rates significantly lowered money market yields, which had drifted higher earlier in the year. Yields on one-year maturities, which averaged around 4.35% during the first 10 months of the fund's fiscal year, declined to 3.30% by the end of February. With nervous investors seeking a haven from plummeting stock prices, cash flows to money market funds surged to record levels.

     The accelerating demand for tax-exempt money-market investments was met by a 43% rise in seven-day variable-rate note issuance in 2000 from the previous year. For the first time, new issuance of variable-rate notes nearly matched that of fixed-rate notes. This changing supply dynamic resulted in a relatively flat yield curve for securities maturing within one year for much of the year, as seven-day yields averaged only about five basis points less than one-year yields. (One hundred basis points equal one percent.) With little advantage in overweighting longer-term maturities, the fund operated with a weighted average maturity only slightly longer than the average for its peer group.

TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------


        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 2/28/01                 6 Months            12 Months
        ---------------------                 --------            ---------
        Tax-Free Short-
        Intermediate Fund                       4.08%               7.97%
        Lipper Short-Intermediate
        Municipal Debt Funds Average            3.78                7.39


     The fund turned in strong results that were well ahead of the Lipper average for the 6- and 12-month periods ended February 28. The fund's net asset value per share rose 10 cents to $5.38 since last August, while dividends per share rose a penny to $0.12. Performance over the last six months benefited from our longer duration posture, credit research, and a below-average expense ratio.

     We maintained a longer-than-average duration during the last six months. (Duration is a measure of a fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.) We believed the Federal Reserve would successfully slow the economy with its tight monetary policy and intermediate-term interest rates would eventually fall as economic growth began to subside. We maintained this posture into January 2001, when the Fed suddenly reversed course and cut the fed funds rate twice as it grew worried about the extent of the slowdown. Even with the recent reductions in the fed funds rate, overnight investments were still yielding more than short-term bonds. We took advantage of this situation, raising cash and picking up the extra yield--a strategy that resulted in a shorter duration at the end of the period.

     In addition, we continued to pursue opportunities in sectors of the market that have been under performance pressure. For example, we added three hospital bonds to the portfolio with yields significantly more attractive than they were a few years ago. However, our overall exposure to this sector did not change that much, since some older positions matured. We also added industrial development and electric revenue bonds to the portfolio. Our strategy focuses on increasing the income generated by the portfolio. We find opportunities through credit research, call risk, and yield curve analysis and pursue these options with an understanding that the fund will remain well diversified.

TAX-FREE INTERMEDIATE BOND FUND
-------------------------------

     Fund performance was strong for the six and 12 months ended February 28 and surpassed the Lipper average during both periods. The fund's net asset value rose from $10.73 last August to $11.00 per share at the end of February, and the dividend per share slipped a penny to $0.24.


        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 2/28/01                 6 Months            12 Months
        ---------------------                 --------            ---------
        Tax-Free Intermediate
        Bond Fund                               4.88%               10.12%
        Lipper Intermediate
        Municipal Debt Funds Average            4.46                9.73


     Performance was driven primarily by changes to the portfolio's duration and its low expense ratio. (A fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in interest rates.) At the end of August we had shortened duration in our belief that bonds were overvalued and a higher supply of new issuance would cause prices to fall and yields to rise. We made few transactions until November when we reversed course and extended duration, believing that a weak stock market and relatively high short-term interest rates would slow the economy and result in higher bond prices. We bought bonds with 5- and 15-year maturities and were rewarded when the scenario we envisioned came to pass.

     We held this position into January before shortening duration once again. With the economy slowing more than anticipated, the Fed cut the key federal funds rate twice--half a percentage point each time. While we expect the Fed to lower short-term rates again, we believe most of the benefit will accrue to short-term bonds. Therefore we sold some of the longer-term, more interest rate-sensitive bonds in the portfolio and bought bonds with shorter maturities that we expect to do better in the months ahead.

     There was no overall change in the fund's credit quality, which remained steady at a AA rating. We took advantage of our investment flexibility and made two investments in BBB bonds that constitute roughly 1% of the portfolio's net assets. Our plan is to continue to move slowly and opportunistically into this part of the market.

TAX-FREE INCOME FUND
--------------------

     The fund provided solid returns over the past six and 12 months that were comfortably ahead of the Lipper average for competing funds. Net asset value rose from $9.44 to $9.72 per share during the past six months, while the fund's dividend payment declined only a penny to $0.24 per share during a period of sharply declining rates. Results reflected both our investment strategy and low expenses.


        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 2/28/01                  6 Months            12 Months
        ---------------------                  --------            ---------
        Tax-Free Income Fund                    5.63%               12.55%
        Lipper General Municipal
        Debt Funds Average                      4.75                11.49

     Long-term municipal rates fell roughly three-quarters of a percentage point during the past year, with half the move occurring in each six-month period. From September to December we lengthened the portfolio's maturity and interest rate exposure to benefit from a falling interest rate environment. We maintained the fund's duration at approximately eight years during this period, a posture we believed was modestly aggressive. (A fund with a duration of eight years would fall or rise about 8% in price in response to a one-percentage-point rise or fall in interest rates.) In December, we shifted gears a bit, moving assets to the five-year range to benefit from a steepening yield curve in the event the Federal Reserve cut short-term interest rates--which it did in January.

     In 2000 the portfolio benefited from an underweighting in lower-quality bonds, which did not do as well as higher-quality securities. By year-end, with the yield premium for lower-rated bonds significantly wider, we modestly increased our weighting in BBB investments that our credit analysts viewed as stable to improving. We are always attentive to sectors that have been under performance pressure because they can often be areas of future positive performance. With that view in mind, we added exposure to medium-quality hospital revenue bonds (rated AA and A), which had performed poorly in 2000. There are reasons to believe the hospital sector's credit deterioration may be bottoming out. The portfolio was significantly underweighted in California bonds, which detracted from performance earlier but helped later as the state's energy problems grew worse. We will watch the California market for an opportunity to get involved.

TAX-FREE HIGH YIELD FUND
------------------------

     The Tax-Free High Yield Fund posted an exceptional return for the fund's fiscal year, significantly outpacing its Lipper peer group. This solid relative performance came at a challenging time for high-yield bonds, as lower-quality municipals lagged their high-quality counterparts in a declining interest rate environment. The fund's net asset value rose from $11.49 to $11.56 per share during the six months, and its dividend payment of $0.33 per share fell a penny during the period.

        PERFORMANCE COMPARISON
        ----------------------
        Periods Ended 2/28/01                 6 Months            12 Months
        ---------------------                 --------            ---------
        Tax-Free High Yield Fund                3.58%               9.36%
        Lipper High Yield Municipal
        Debt Funds Average                      0.99                4.40

Two key factors contributed to the fund's strong results. First, the fund maintained an underweighted position in lower-quality bonds throughout the period. Price appreciation on high-yield bonds failed to keep pace with highly rated bonds, which took their lead from a sharp rally in Treasuries. In fact, the prices of many tax-exempt high-yield bonds actually fell along with taxable high-yield securities. Concerns about a softening economy and negative merger and acquisition activity hurt corporate-backed tax-exempt bonds during much of the period. Second, we maintained a longer effective duration than our peers, especially among higher-quality holdings. (A fund with a duration of eight years would fall or rise about 8% in price in response to a one-percentage-point rise or fall in interest rates.) The portfolio's greater interest rate sensitivity during a period of declining rates significantly enhanced the fund's total return. Toward the end of the period, we lowered duration to reduce interest rate risk and capture earlier gains.

     In addition, we modestly increased our exposure to hospital bonds. After several years of weakening fundamentals, we believe there are pockets of opportunity within this sector. Some federal government funding cuts resulting from the Balanced Budget Act of 1997 have been restored. The hospital sector was the best-performing component of the Lehman Brothers Revenue Bond Index during the period, highlighting the shift in investor sentiment. We also took profits in the strong general obligation and housing bond sectors.

     Looking ahead, we continue to seek value in lower-rated bonds. We believe higher yield premiums on these bonds provide us with an excellent opportunity to enhance the fund's yield. Low absolute yields on high-quality bonds, greater risk premiums, and an expansionary monetary policy from the Fed should favor higher-risk assets, in our view.

OUTLOOK
-------

     After the solid returns of the past year, our expectations for the coming year are more balanced. Investors appear interested in allocating more of their investments to less volatile assets, including municipal bonds. Cash flows into fixed-income mutual funds in general, and money market funds in particular, are up strongly. In addition, at the end of February municipal yields were only marginally lower than federally taxable Treasury yields. Thus, even if the tax package proposed by President Bush is adopted and the top federal income tax rate is lowered to 33%, taxable-equivalent yields on municipal bonds will still exceed comparable Treasury yields.

     With the economy expected to remain sluggish through the first half of the year, the Federal Reserve will most likely cut short-term interest rates in the months ahead. Lower short-term rates are already reflected to a certain degree in current yield levels, which are low on both an absolute and historical basis. While we expect investor demand to remain strong, we also recognize that municipal supply is growing to meet the demand. In the first two months of 2001, new issue supply was running 40% ahead of last year's pace. The strong economy that boosted municipal borrowers' credit ratings over the past few years may be coming to an end, resulting in more mixed credit trends.

     For these reasons, we have moved our portfolios to a more neutral duration posture relative to their benchmarks. We find many reasons to be constructive in our outlook for the market but will wait for a clearer picture of the direction of the economy and the supply-and-demand balance in 2001.

Respectfully submitted,

/s/ Mary J. Miller

Mary J. Miller
Director
Municipal Bond Department
March 23, 2001

--------------------------------------------------------------------------------
SPECIAL NOTE
------------

     At the end of the funds' fiscal year, Patrice L. Berchtenbreiter stepped down from managing our money market funds after a long career with T. Rowe Price, and Joseph K. Lynagh has replaced her as chairman of the Investment Advisory Committee with day-to-day responsibility for managing the Tax-Exempt Money Fund. Mr. Lynagh joined T. Rowe Price in 1991 and has worked in the Municipal Department since 1994. He was a member of the Investment Advisory Committees of the money fund and other T. Rowe Price municipal funds before assuming his current role. Mr. Lynagh is a Chartered Financial Analyst and has a master's degree in finance from Loyola College.

================================================================================

T. Rowe Price Tax-Free Funds
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                      8/31/00       2/28/01
                                                      -------       -------
TAX-EXEMPT MONEY FUND
---------------------
Price Per Share                                     $    1.00     $    1.00
------------------------------------------------------------------------------
Dividends Per Share
      For 6 months                                       0.018         0.018
------------------------------------------------------------------------------
      For 12 months                                      0.034         0.036
------------------------------------------------------------------------------
Dividend Yield (7-Day Compound)*                         3.77%         3.21%
------------------------------------------------------------------------------
Weighted Average Maturity (days)                          39            42
------------------------------------------------------------------------------
Weighted Average Quality**                           First Tier    First Tier
------------------------------------------------------------------------------

TAX-EXEMPT MONEY FUND PLUS CLASS SHARES
---------------------------------------
Price Per Share                                     $    1.00     $    1.00
------------------------------------------------------------------------------
Dividends Per Share
      For 6 months                                       0.017         0.017
------------------------------------------------------------------------------
      For 12 months                                      0.032         0.034
------------------------------------------------------------------------------
Dividend Yield (7-Day Compound)*                         3.47%         3.02%
------------------------------------------------------------------------------
Weighted Average Maturity (days)                          39            42
------------------------------------------------------------------------------
Weighted Average Quality**                           First Tier    First Tier
------------------------------------------------------------------------------

     To  request  a  prospectus  for  any  T.  Rowe  Price  fund,   please  call
1-800-638-5660. Read the prospectus carefully before investing.

(continued on next page)

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T. Rowe Price Tax-Free Funds
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------

                                                      8/31/00       2/28/01
                                                      -------       -------
TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------
Price Per Share                                     $    5.28     $    5.38
------------------------------------------------------------------------------
Dividends Per Share
      For 6 months                                       0.11          0.12
------------------------------------------------------------------------------
      For 12 months                                      0.22          0.23
------------------------------------------------------------------------------
30-Day Dividend Yield *                                  4.33%         4.12%
------------------------------------------------------------------------------
30-Day Standardized Yield to Maturity                    4.17          3.51
------------------------------------------------------------------------------
Weighted Average Maturity (years)                        4.3           3.9
------------------------------------------------------------------------------
Weighted Average Effective Duration (years)              3.0           2.7
------------------------------------------------------------------------------
Weighted Average Quality ***                             AA-           AA-
------------------------------------------------------------------------------

TAX-FREE INTERMEDIATE BOND FUND
-------------------------------
Price Per Share                                     $   10.73     $   11.00
------------------------------------------------------------------------------
Dividends Per Share
      For 6 months                                       0.25          0.24
------------------------------------------------------------------------------
      For 12 months                                      0.49          0.49
------------------------------------------------------------------------------
30-Day Dividend Yield *                                  4.61%         4.43%
------------------------------------------------------------------------------
30-Day Standardized Yield to Maturity                    4.28          3.60
------------------------------------------------------------------------------
Weighted Average Maturity (years)                        7.5           7.2
------------------------------------------------------------------------------
Weighted Average Effective Duration (years)              5.1           4.5
------------------------------------------------------------------------------
Weighted Average Quality ***                             AA            AA
------------------------------------------------------------------------------

(continued on next page)

================================================================================

T. Rowe Price Tax-Free Funds
----------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                      8/31/00       2/28/01
                                                      -------       -------
TAX-FREE INCOME FUND
--------------------
Price Per Share                                     $    9.44     $    9.72
------------------------------------------------------------------------------
Dividends Per Share
      For 6 months                                       0.25          0.24
------------------------------------------------------------------------------
      For 12 months                                      0.50          0.49
------------------------------------------------------------------------------
30-Day Dividend Yield *                                  5.24%         4.95%
------------------------------------------------------------------------------
30-Day Standardized Yield to Maturity                    4.84          4.35
------------------------------------------------------------------------------
Weighted Average Maturity (years)                       16.0          15.7
------------------------------------------------------------------------------
Weighted Average Effective Duration (years)              7.8           7.2
------------------------------------------------------------------------------
Weighted Average Quality ***                             AA-           AA-
------------------------------------------------------------------------------

TAX-FREE HIGH YIELD FUND
------------------------
Price Per Share                                     $   11.49     $   11.56
------------------------------------------------------------------------------
Dividends Per Share
      For 6 months                                       0.34          0.33
------------------------------------------------------------------------------
      For 12 months                                      0.67          0.67
------------------------------------------------------------------------------
30-Day Dividend Yield *                                  5.78%         5.77%
------------------------------------------------------------------------------
30-Day Standardized Yield to Maturity                    5.49          5.30
------------------------------------------------------------------------------
Weighted Average Maturity (years)                       17.6          17.7
------------------------------------------------------------------------------
Weighted Average Effective Duration (years)              7.6           7.5
------------------------------------------------------------------------------
Weighted Average Quality ***                             BBB+          BBB+
------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.
** All securities purchased in the money funds are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.

================================================================================

T. Rowe Price Tax-Free Funds
----------------------------
PERFORMANCE COMPARISON
----------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

              Lipper Tax-Exempt
          Money Market Funds Average      Tax-Exempt Money Shares
          --------------------------      -----------------------
2/91                10000                          10000
2/92                10393                          10369
2/93                10647                          10614
2/94                10852                          10831
2/95                11131                          11117
2/96                11501                          11493
2/97                11840                          11844
2/98                12209                          12227
2/99                12558                          12590
2/00                12910                          12961
2/01                13365                          13437



             Lipper Tax-Exempt
        Money Market Funds Average       Tax-Exempt Money PLUS Shares
        --------------------------       ----------------------------
11/1/98             10000                          10000
2/99                10083                          10074
2/00                10365                          10355
2/01                10731                          10712


                                         Lipper Short-
            Lehman Brothers 3-Year     Intermediate Debt       Tax-Free Short-
                GO Bond Index            Funds Average        Intermediate Fund
                -------------            -------------        -----------------
2/91                10000                   10000                   10000
2/92                10815                   10817                   10694
2/93                11754                   11872                   11497
2/94                12163                   12326                   11898
2/95                12482                   12585                   12244
2/96                13487                   13489                   13085
2/97                14108                   14050                   13611
2/98                14861                   14847                   14330
2/99                15646                   15551                   15032
2/00                15869                   15578                   15132
2/01                17100                   16802                   16338


                                      Lipper Intermediate         Tax-Free
           Lehman Brothers 7-Year       Municipal Debt          Intermediate
            Municipal Bond Index        Funds Average             Bond Fund
            --------------------        -------------             ---------
11/30/92            10000                   10000                   10000
2/93                10542                   10526                   10681
2/94                11008                   11034                   11267
2/95                11277                   11261                   11566
2/96                12434                   12294                   12672
2/97                13050                   12858                   13204
2/98                14043                   13829                   14168
2/99                14880                   14567                   14929
2/00                14753                   14320                   14724
2/01                16349                   15746                   16214


             Lehman Brothers      Lipper General Municipal         Tax-Free
            Municipal Bond Index     Debt Funds Average          Income Fund
            --------------------     ------------------          -----------
2/91                10000                   10000                   10000
2/92                10999                   11019                   11017
2/93                12513                   12582                   12656
2/94                13205                   13259                   13352
2/95                13454                   13388                   13606
2/96                14940                   14743                   15008
2/97                15763                   15446                   15730
2/98                17204                   16888                   17204
2/99                18262                   17752                   18147
2/00                17882                   16971                   17527
2/01                20088                   18960                   19726

                                       Lipper High Yield
               Lehman Brothers          Municipal Debt           Tax-Free High
              Revenue Bond Index        Funds Average             Yield Fund
              ------------------        -------------             ----------
2/91                10000                   10000                   10000
2/92                11076                   11029                   11056
2/93                12686                   12372                   12598
2/94                13481                   13169                   13541
2/95                13689                   13350                   13713
2/96                15241                   14737                   15169
2/97                16140                   15536                   16113
2/98                17713                   17148                   17792
2/99                18773                   17917                   18647
2/00                18316                   17063                   17638
2/01                20594                   18019                   19289


AVERAGE ANNUAL COMPOUND TOTAL RETURNS
-------------------------------------
     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since  Inception
Periods Ended 2/28/01        1 Year   5 Years   10 Years  Inception       Date
---------------------        ------   -------   --------  ---------  ---------
Tax-Exempt Money              3.67%    3.18%      3.00%         -       4/8/81
Tax-Exempt Money PLUS         3.44      -          -         3.00%     11/1/98
Tax-Free Short-Intermediate   7.97     4.54       5.03         -      12/23/83
Tax-Free Intermediate Bond   10.12     5.05        -         6.04     11/30/92
Tax-Free Income              12.55     5.62       7.03        -       10/26/76
Tax-Free High Yield           9.36     4.92       6.79        -         3/1/85

     Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. Investments in the Money Fund and PLUS Class shares are not insured or guaranteed by the FDIC or any other government agency. Although they seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Fund and PLUS Class shares.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------

          By Phone Shareholder service representatives are available from 7 a.m. to midnight ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES
--------------------------

          Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES
----------------

          Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.


          Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*
-------------------

          Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION
----------------------

          Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          Shareholder    Reports   Portfolio   managers   review   the
       performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. Rowe Price  Report  This is a quarterly  newsletter  with
       relevant   articles  on  market  trends,   personal   financial
       planning, and T. Rowe Price's economic perspective.

          Performance Update This quarterly report reviews recent market develop- ments and provides comprehensive performance information for every T. Rowe Price fund.

          Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

          Detailed Investment Guides Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirement Readiness Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

================================================================================
T. Rowe Price Mutual Funds
--------------------------
T. ROWE PRICE MUTUAL FUNDS
--------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.

     The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------

          T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational mate-rials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

ADVISORY  SERVICES*
--------  ---------

          T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


RETIREMENT RESOURCES

Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money PurchasePension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation
Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirement Readiness Guide
Tax Considerations for Investors

Insights Reports
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review
Software Packages
T. Rowe Price Retirement Planning
  AnalyzerTM CD-ROM or diskette $19.95.
  To order, please call 1-800-541-5760.
  Also available on the Internet for $9.95.

T. Rowe Price Variable Annuity AnalyzerTM
  CD-ROM or diskette, free. To order,
  please call 1-800-469-5304.

T. Rowe Price Immediate Variable
  Annuity (Income Account)

* Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. The services involve costs.

================================================================================

T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------

          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


INSIGHTS REPORTS
----------------

General Information
-------------------
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies
---------------------
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities
-------------------
The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights
------------------
Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

================================================================================

T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------
T. Rowe Price Brokerage is a division of T. Rowe Price
Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

          Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

          Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

          Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

       * Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

       ** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest with Confidence (R)
T ROWE PRICE LOGO

T. Rowe Price Investment Services, Inc., Distributor.         C03-050  2/28/01